UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3657

DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

AUGUST 31, 2007

Annual Report
to Shareholders

DWS California Tax-Free
Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the fund, can decline and the investor can lose principal value. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read this fund's prospectus for specific details regarding its investments and risk profile. Please refer to the prospectus for further details.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus sticker dated April 30, 2007 are 1.32%, 2.20% and 2.12% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/07
DWS California Tax-Free Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	1.71%	3.32%	3.55%	4.74%
Class B	1.10%	2.61%	2.81%	3.95%
Class C	1.05%	2.60%	2.75%	3.84%
Lehman Brothers Municipal Bond Index+	2.30%	3.54%	4.16%	5.28%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/07	$ 7.35	$ 7.37	$ 7.31
8/31/06	$ 7.53	$ 7.54	$ 7.48
Distribution Information: Twelve Months as of 8/31/07: Income Dividends	$ .31	$ .25	$ .25
Capital Gain Distributions	$ .001	$ .001	$ .001
August Income Dividend	$ .0257	$ .0231	$ .0209
SEC 30-day Yield as of 8/31/07++	3.38%	3.13%	2.79%
Tax Equivalent Yield as of 8/31/07 ++	5.73%	5.31%	4.73%
Current Annualized Distribution Rate (Based on Net Asset Value) as of 8/31/07++	4.12%	3.69%	3.37%
++ The SEC yield is net investment income per share earned over the month ended August 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — California Municipal Debt Funds Category as of 8/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	22	of	116	19
3-Year	44	of	105	42
5-Year	54	of	97	56
10-Year	25	of	71	35

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS California Tax-Free Income Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/07
DWS California Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,714	$10,534	$11,371	$15,170
	Average annual total return	-2.86%	1.75%	2.60%	4.26%
Class B	Growth of $10,000	$9,817	$10,608	$11,393	$14,730
	Average annual total return	-1.83%	1.99%	2.64%	3.95%
Class C	Growth of $10,000	$10,105	$10,801	$11,453	$14,580
	Average annual total return	1.05%	2.60%	2.75%	3.84%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,230	$11,100	$12,261	$16,736
	Average annual total return	2.30%	3.54%	4.16%	5.28%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus sticker dated April 30, 2007 is 1.10% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 8/31/07
DWS California Tax-Free Income Fund	1-Year	3-Year	5-Year	Life of Class*
Class S	1.92%	3.54%	3.75%	4.70%
Lehman Brothers Municipal Bond Index+	2.30%	3.54%	4.16%	4.91%
Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.
* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/07	$ 7.34
8/31/06	$ 7.52
Distribution Information: Twelve Months as of 8/31/07: Income Dividends	$ .32
Capital Gain Distributions	$ .001
August Income Dividend	$ .0265
SEC 30-day Yield as of 8/31/07++	3.67%
Tax Equivalent Yield as of 8/31/07++	6.23%
Current Annualized Distribution Rate as of 8/31/07++	4.25%
++ The SEC yield is net investment income per share earned over the month ended August 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — California Municipal Debt Funds Category as of 8/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	14	of	116	12
3-Year	29	of	105	28
5-Year	42	of	97	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS California Tax-Free Income Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended August 31
Comparative Results as of 8/31/07
DWS California Tax-Free Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$10,192	$11,101	$12,019	$13,296
	Average annual total return	1.92%	3.54%	3.75%	4.70%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,230	$11,100	$12,261	$13,438
	Average annual total return	2.30%	3.54%	4.16%	4.91%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.
+ The Lehman Brothers Municipal Bond Index is an unmanaged market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2007 to August 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended August 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 998.00	$ 994.30	$ 995.20	$ 999.00
Expenses Paid per $1,000**	$ 6.65	$ 10.30	$ 10.61	$ 5.64
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 1,018.55	$ 1,014.87	$ 1,014.57	$ 1,019.56
Expenses Paid per $1,000**	$ 6.72	$ 10.41	$ 10.71	$ 5.70
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	1.32%	2.05%	2.11%	1.12%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended August 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 998.00	$ 994.30	$ 995.20	$ 999.00
Expenses Paid per $1,000**	$ 4.18	$ 7.79	$ 8.15	$ 3.17
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 1,021.02	$ 1,017.39	$ 1,017.04	$ 1,022.03
Expenses Paid per $1,000**	$ 4.23	$ 7.88	$ 8.24	$ 3.21
* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.83%	1.55%	1.62%	.63%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS California Tax-Free Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS California Tax-Free Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 2000.

Over 30 years of investment industry experience.

BA and MBA, University of Massachusetts at Amherst.

Eleanor R. Lynch, CFA

Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 1999.

Over 20 years of investment industry experience.

BS, Ursinus College; MS, Drexel University.

Matthew J. Caggiano, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1989 and the fund in 1999.

Over 15 years of investment industry experience.

BS, Pennsylvania State University; MS, Boston College.

Philip G. Condon and Eleanor R. Lynch serve as co-lead portfolio managers of DWS California Tax-Free Income Fund. Matthew J. Caggiano is a portfolio manager. In the following interview, the municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Can you characterize conditions in the municipal bond market during the annual period ended August 31, 2007?

A: Over the period, both the taxable and municipal bond markets provided positive results, although municipals significantly underperformed their taxable counterparts. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 2.30% for the 12-month period ended August 31, 2007.1 This compared to 5.26% for the broad taxable bond market for the same period, as measured by the Lehman Brothers US Aggregate Index.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. During the period, municipal supply was relatively high, driven in large part by refunding activity. On the demand side, for most of the period, the municipal market continued to be supported by institutional investors using nontraditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. This source of support wavered in August, as the fallout from the subprime mortgage loan crisis generated a need for increased liquidity among many of these investors. Mutual fund shareholder flows were generally positive over the period, before turning negative in August in the wake of the subprime contagion.

The US Federal Reserve Board (the Fed) held the fed funds rate steady over the fiscal period. This means that the overnight interbank lending rate, and benchmark for interest rates generally, remained at 5.25% throughout the year. During the period, yields on municipals rose, with the biggest increases occurring on the long end of the curve. Since a bond's yield moves in the opposite direction of its price, this meant that shorter-term municipal bonds generally provided the best returns.

The overall result of a modest rise in short-term yields and a more significant increase in long-term yields was a steepening of the tax-free yield curve over the period.3 On the municipal bond curve, yields on two-year issues increased by nine basis points while bonds with 30-year maturities experienced a yield increase of 37 basis points, resulting in a total steepening of 28 basis points. Most of the curve steepening occurred between five and 15 years. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

With respect to credit quality, the trend in the municipal market over the period continued to be positive. Nonetheless, credit spreads widened during the latter part of the period, reversing an extended trend in the direction of high-yield outperformance. The

Municipal Bond Yield Curve (as of 8/31/06 and 8/31/07)

Source: Municipal Market Data as of August 31, 2007. For illustrative purposes only; not meant to represent the performance of any DWS product.

bond market's overall flight to quality in July and August resulted in lower yields for Treasury bonds and a particularly attractive relative valuation for municipals. At the end of August, 10-year municipals were yielding 87.4% of the yield on comparable US Treasury issues.

Q: How did DWS California Tax-Free Income Fund perform for the annual period ended August 31, 2007?

A: DWS California Tax-Free Income Fund posted a positive return for the 12-month period of 1.71% (Returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results.) This return compares with 2.30% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund outperformed the 0.66% average of its peer group of 116 funds, the Lipper California Debt Funds category.4 (Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

4 The Lipper California Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in California. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper California Debt Funds category. It is not possible to invest in a Lipper category. This category average was 0.66% (116), 3.62% (97) and 4.52% (71) for the one-, five- and 10-year periods, respectively, as of August 31, 2007.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral duration and corresponding sensitivity to interest-rate changes. While we attempt to maintain a neutral interest-rate posture overall, within this framework we will make judgments about which maturities present the most attractive opportunities. Along these lines, for much of the period we continued to minimize exposure to long-term bonds, as we did not believe they provided a favorable risk/reward profile. Given a relatively flat yield curve, we did not view the modest income advantage offered by long-term issues as attractive. Instead, we generally favored higher coupon issues in the 15- to 20-year area of the curve, as we viewed this structure as less vulnerable to any increase in rates. We also added exposure to floating-rate notes with three-month resets tied to LIBOR that offered attractive yields and low duration, allowing us to gain incremental yield without going out on the curve.5 Our maturity positioning helped performance over the full period as the curve eventually steepened, driven primarily by rising yields (and falling prices) on longer-term issues. Toward the end of the period, we began to move out on the curve to take advantage of the improved yield differentials available.

We have been somewhat overweight California state general obligation (GO) bonds, reflecting our constructive outlook for the state's credit profile.6 This was essentially a neutral factor in terms of performance, as GO spreads versus insured issues were relatively stable over the period. The fund's exposure to tobacco-revenue bonds helped as these experienced refundings and associated credit quality upgrades.

5 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

More broadly, for much of the period we maintained the fund's relatively low exposure to lower-quality sectors, based on the narrow yield advantage they provided by historical standards. This positioning initially dampened performance, as credit spreads were relatively stable. As the period progressed, spreads widened and prices of lower-quality issues generally fell, and as a result this credit positioning helped the fund's relative performance over the full 12 months. In our view, lower-quality issues have now become attractive relative to higher-quality issues, and we have begun to selectively increase exposure to this segment. For example, late in the period, we added hospital-related holdings in the A and AA quality range.

Q: What is your current assessment of the California municipal bond market?

A: The fiscal health of California remains stable, which is reflected in the assessments of the major ratings agencies over the period. The state's general obligation debt is currently rated A+ by Standard & Poor's Corporation and A1 by Moody's Investors Service, Inc., with Standard & Poor's putting California on a positive outlook as of June 2007.7 The state continues to benefit from a recovery in its large and broadly diversified economy, with particular strength in southern California. Most sectors of the state's economy have displayed growth above the national average, and this growth has had a positive impact on the state's tax revenues. While California still faces structural deficits, these have been on a downward trend in recent years, and the state has sufficient flexibility to finance them. In addition, the state's pension system is relatively well funded.

7 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Portfolio Summary

Asset Allocation	8/31/07	8/31/06

Revenue Bonds	60%	61%
US Government Secured	21%	23%
General Obligation Bonds	19%	16%
	100%	100%
Quality	8/31/07	8/31/06

AAA	69%	67%
AA	6%	3%
A	9%	8%
BBB	2%	4%
Not Rated	14%	18%
	100%	100%
Effective Maturity	8/31/07	8/31/06

Less than 1 year	7%	24%
1-4.99 years	31%	24%
5-7.99 years	29%	24%
8-19.99 years	33%	28%
	100%	100%
Interest Rate Sensitivity	8/31/07	8/31/06

Duration	6.6 years	6.1 years

Weighted average effective maturity: 6.7 years and 6.0 years, respectively.

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2007

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 85.3%
California 77.9%
ABAG Finance Authority For Non Profit Corps., CA, Certificates of Participation, Stanford Health Services, ETM, 6.0%, 11/1/2007 (a)	605,000	607,214
ABAG Finance Authority For Non Profit Corps., CA, Multi-Family Housing Revenue, California Hill Apartments, Series A, AMT, 4.0%*, 12/15/2032	1,150,000	1,150,000
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (a)	1,455,000	937,238
Series C, Zero Coupon, 9/1/2018 (a)	1,000,000	609,830
Series C, 6.0%, 9/1/2014 (a)	1,000,000	1,127,690
Series C, 6.0%, 9/1/2016 (a)	1,000,000	1,138,330
Series A, 6.0%, 9/1/2024 (a)	3,500,000	4,062,695
Benicia, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2017 (a)	1,735,000	1,130,543
Series A, Zero Coupon, 8/1/2018 (a)	1,510,000	933,331
Beverly Hills, CA, School District General Obligation, Unified School District:
Series A, 5.375%, 8/1/2019	1,000,000	1,080,470
Series A, 5.375%, 8/1/2021	1,230,000	1,328,978
Burbank, CA, School District General Obligation, Unified School District, Series B, Zero Coupon, 8/1/2014 (a)	3,000,000	2,273,430
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (a)	4,000,000	2,342,760
California, Center Unified School District, Series C, Zero Coupon, 9/1/2014 (a)	2,240,000	1,691,827
California, Electric Revenue, Department of Water Resources and Power Supply:
Series A, 5.375%, 5/1/2021	2,000,000	2,167,000
Series A, 5.375%, 5/1/2022	10,000,000	10,835,000
California, Higher Education Revenue, 5.25%, 11/1/2019 (a) (b)	3,500,000	3,709,650
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014 (a)	1,470,000	1,106,557
California, Hospital & Healthcare Revenue, Communities Development Authority, 6.5%, 8/1/2012	13,265,000	14,017,523
California, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Series A, Zero Coupon, 10/1/2012 (a)	4,900,000	4,036,522
California, Hospital & Healthcare Revenue, Statewide Community Development Authority, 6.0%, 6/1/2010 (a)	1,000,000	1,059,740
California, Housing Finance Agency Revenue, Home Mortgage, Series H, AMT, 3.92%*, 8/1/2033 (a)	2,000,000	2,000,000
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 4.23%*, 2/1/2037	2,465,000	2,465,000
California, Residential Efficiency Financing Authority Certificates of Participation, Capital Improvements, Series 2007, 5.5%, 4/1/2017 (a)	35,000	35,747
California, Resource Recovery Revenue, Tobacco Securitization Authority, Series A, 5.375%, 6/1/2041	5,000,000	5,308,100
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	4,750,000	5,029,822
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	790,000	798,556
California, Single Family Housing Revenue, Mortgage Finance Authority, AMT, Series B, 7.3%, 6/1/2031	35,000	36,012
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	10,000,000	9,066,200
Series B, 5.5%, 6/1/2043	9,950,000	10,744,806
Series B, 5.625%, 6/1/2038	13,655,000	14,832,744
Series A-1, 5.75%, 6/1/2047	1,665,000	1,620,478
Series 2003-A-1, 6.75%, 6/1/2039	16,750,000	19,248,765
California, State Agency General Obligation Lease, Public Works Board, Department of Corrections:
Series A, 7.4%, 9/1/2010 (a)	1,000,000	1,105,380
Series A-2, 7.4%, 9/1/2010	3,365,000	3,711,965
California, State Economic Recovery:
Series C-5, 3.79%*, 7/1/2023	1,695,000	1,695,000
Series C-16, 3.86%*, 7/1/2023 (a)	2,000,000	2,000,000
California, State General Obligation:
5.0%, 2/1/2013	1,250,000	1,309,125
5.0%, 9/1/2032	10,000,000	10,059,100
5.125%, 4/1/2024	7,400,000	7,637,318
5.125%, 11/1/2024	1,000,000	1,030,280
5.25%, 12/1/2019	1,000,000	1,051,540
5.5%, 3/1/2016	9,000,000	9,492,570
Prerefunded, 5.875%, 10/1/2019	8,925,000	9,414,358
Prerefunded, Series 2006, 5.875%, 10/1/2019	785,000	828,693
Series 2006, 5.875%, 10/1/2019	290,000	306,141
6.5%, 9/1/2010	1,305,000	1,407,286
California, State General Obligation, Public Kindergarten University, Series B-4, 3.83%*, 5/1/2034, Citibank NA (c)	1,290,000	1,290,000
California, State Public Works Board Lease Revenue, University of California Projects, Series F, 5.0%, 11/1/2018	5,405,000	5,611,255
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,766,062
California, State University Revenue:
Series C, 5.0%, 11/1/2019 (a)	18,245,000	19,166,920
Series A, 5.0%, 11/1/2024 (a)	5,000,000	5,123,500
Series A, 5.25%, 11/1/2021 (a)	3,090,000	3,275,091
California, State University Revenue & Colleges, Series A, 5.0%, 11/1/2033 (a)	2,290,000	2,314,755
California, Statewide Communities Development Authority, Certificates of Participation, 6.0%, 8/15/2017 (a)	1,000,000	1,050,550
California, Statewide Communities Development Authority Revenue, Kiaser Permanente, Series B, 4.371%**, 4/1/2036	5,000,000	4,661,750
California, University of California Revenues, Series F, 5.0%, 5/15/2019 (a)	2,000,000	2,085,660
California, Water & Sewer Revenue, Series W, 5.5%, 12/1/2014 (a)	12,000,000	13,247,040
California, Water & Sewer Revenue, Department of Water Research Center Valley Project, Series X, 5.5%, 12/1/2017 (a)	5,500,000	6,161,265
California, Water & Sewer Revenue, Metropolitan Water District of Southern California:
Series A, 5.25%, 7/1/2014	5,210,000	5,540,158
Series A, 5.25%, 3/1/2017	7,300,000	7,770,850
Capistrano, CA, School District General Obligation, Unified School District, Improvement District No. 1, Series A, 6.25%, 8/1/2018 (a)	1,000,000	1,078,980
Carlsbad, CA, School District General Obligation, Unified School District, Zero Coupon, 11/1/2018 (a)	3,050,000	1,864,129
Chino Basin, CA, Water & Sewer Revenue, Regional Financing Authority, 5.9%, 8/1/2011 (a)	1,290,000	1,394,258
Contra Costa County, CA, GNMA Mortgage Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,715,000	3,374,962
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (a)	9,240,000	10,087,123
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (a)	2,750,000	2,781,982
Dry Creek, CA, School District General Obligation, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2016 (a)	555,000	381,252
Series A, Zero Coupon, 8/1/2021 (a)	1,920,000	1,009,939
Series A, Zero Coupon, 5/1/2022 (a)	1,385,000	698,705
Encinitas, CA, State General Obligation, Unified School District, Zero Coupon, 8/1/2017 (a)	4,000,000	2,606,440
Escondido, CA, School District General Obligation, Unified High School District:
Zero Coupon, 5/1/2015 (a)	3,165,000	2,311,716
Zero Coupon, 5/1/2016 (a)	3,335,000	2,315,757
ETM, Zero Coupon, 11/1/2017 (a)	5,500,000	3,558,830
Zero Coupon, 11/1/2018 (a)	4,605,000	2,814,530
Escondido, CA, Unified High School District, ETM, Zero Coupon, 11/1/2020 (a)	7,000,000	3,861,130
Foothill, CA:
ETM, Zero Coupon, 1/1/2018 (a)	10,000,000	6,384,400
ETM, Zero Coupon, 1/1/2020 (a)	10,000,000	5,741,400
Series A, Prerefunded, 7.15%, 1/1/2013	975,000	1,069,517
Foothill, CA, Eastern Corridor Agency, Series A, ETM, Zero Coupon, 1/1/2020	6,100,000	3,502,254
Foothill, CA, School District General Obligation, Zero Coupon, 8/1/2016 (a)	4,755,000	3,266,400
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Step-up Coupon, 0% to 7/15/2009, 5.8% to 1/15/2020 (a)	6,500,000	6,419,530
Step-up Coupon, 0% to 7/15/2009, 5.875% to 1/15/2026 (a)	5,000,000	4,666,800
Zero Coupon, 1/15/2017 (a)	5,975,000	3,756,064
Zero Coupon, 1/15/2018 (a)	6,250,000	3,697,625
Zero Coupon, 1/15/2025	10,000,000	3,673,400
Series A, Prerefunded, 6.0%, 1/1/2016	6,000,000	6,321,240
Series A, Prerefunded, 7.1%, 1/1/2011	6,000,000	6,575,520
Series A, Prerefunded, 7.15%, 1/1/2014	2,875,000	3,153,702
Fresno, CA, School District General Obligation, Unified School District:
Series C, 5.9%, 2/1/2017 (a)	1,760,000	2,007,421
Series A, 6.4%, 8/1/2016 (a)	2,000,000	2,301,160
Grossmont, CA, Union High School District, Election of 2004, 5.375%, 8/1/2017 (a)	2,840,000	3,072,426
Hayward, CA, Multi-Family Housing Revenue, Timbers Apartments, Series A, AMT, 3.97%*, 3/15/2033	300,000	300,000
Healdsburg, CA, School District General Obligation, Unified School District, Zero Coupon, 7/15/2014 (a)	400,000	303,664
Las Virgenes, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 11/1/2013 (a)	2,150,000	1,689,212
Series A, Zero Coupon, 11/1/2014 (a)	1,050,000	787,763
Series A, Zero Coupon, 11/1/2015 (a)	1,275,000	912,377
Zero Coupon, 11/1/2016 (a)	1,500,000	1,019,430
Long Beach, CA, Bond Finance Authority Revenue, Redevelopment Housing & Gas Utilities Financing, Series A-1, 5.0%, 8/1/2025 (a)	2,300,000	2,344,321
Long Beach, CA, Port Authority Revenue, AMT:
Series A, 5.75%, 5/15/2016	12,570,000	13,246,140
Series A, 6.0%, 5/15/2017 (a)	1,500,000	1,694,265
Series A, 6.0%, 5/15/2018 (a)	4,000,000	4,525,000
Los Angeles County, CA, Core City General Obligation Lease, Convention and Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (a)	1,000,000	1,089,410
Los Angeles County, CA, General Obligation Lease, Disney Parking Project, Zero Coupon, 3/1/2008	2,780,000	2,724,289
Los Angeles County, CA, Sanitation Districts Financing Authority Revenue, Capital Project, Series A, 5.0%, 10/1/2021 (a)	11,900,000	12,342,561
Los Angeles, CA, Airport Revenue, AMT, Series B, 5.5%, 8/1/2016 (a)	6,500,000	6,875,115
Los Angeles, CA, Core City General Obligation Lease, General Services, State Building Authority, Series A, 5.6%, 5/1/2008	7,000,000	7,088,970
Los Angeles, CA, Pollution Control Revenue, 6.0%, 6/1/2021 (a)	2,000,000	2,348,880
Los Angeles, CA, State General Obligation, 5.5%, 7/1/2014 (a)	10,000,000	10,787,100
Los Angeles, CA, Transportation/Tolls Revenue, Series B, 5.25%, 7/1/2015 (a)	11,800,000	12,547,766
Los Angeles, CA, Unified School District, Series A, 5.375%, 7/1/2018 (a)	1,030,000	1,119,445
Lucia Mar, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2016 (a)	1,000,000	686,940
Merced, CA, School District General Obligation, High School District:
Series A, Zero Coupon, 8/1/2014 (a)	2,045,000	1,549,721
Series A, Zero Coupon, 8/1/2015 (a)	2,090,000	1,510,986
Series A, Zero Coupon, 8/1/2016 (a)	2,140,000	1,470,052
Midpeninsula Regional Open Space District, CA, Other General Obligation Lease, Zero Coupon, 9/1/2020 (a)	1,190,000	659,677
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	3,660,000	3,773,204
Modesto, CA, General Obligation Lease, Community Project, Series A, 5.6%, 11/1/2014 (a)	1,370,000	1,487,108
Montebello, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2013 (a)	1,945,000	1,543,163
Moreno Valley, CA, Special Assessment Revenue, Towngate Community Facilities District, Special Tax:
6.5%, 12/1/2009	2,340,000	2,350,694
7.125%, 10/1/2023	2,810,000	2,814,159
Murrieta Valley, CA, Unified School District:
Series A, Zero Coupon, 9/1/2016 (a)	2,500,000	1,711,175
5.0%, 9/1/2026 (a)	7,155,000	7,431,755
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	254,342
Oakland, CA, Port Authority Revenue, AMT, 5.75%, 11/1/2014 (a)	2,500,000	2,613,150
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019 (a)	1,420,000	818,687
Pomona, CA, Unified School District, Series B, ETM, 6.25%, 8/1/2014 (a)	1,020,000	1,174,255
Redondo Beach, CA, Project Revenue, South Bay Center Redevelopment Project:
7.0%, 7/1/2016	925,000	935,721
7.125%, 7/1/2026	2,000,000	2,022,680
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017 (a)	1,635,000	1,065,382
Richmond, CA, Other General Obligation Lease, Joint Powers Finance Authority, 6.6%, 9/1/2016	1,000,000	1,011,620
Richmond, CA, Water & Sewer Revenue, Zero Coupon, 8/1/2020 (a)	2,495,000	1,388,343
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (a)	1,750,000	1,264,217
Zero Coupon, 6/1/2016 (a)	2,395,000	1,642,946
Sacramento County, CA, Resource Recovery Revenue, Sanitation District Financing Authority, Series A, 6.0%, 12/1/2014	5,000,000	5,393,300
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,085,000	1,100,353
6.0%, 9/1/2011	850,000	869,967
6.125%, 9/1/2014	605,000	621,141
6.3%, 9/1/2021	1,500,000	1,529,790
Sacramento County, CA, Water Finance Authority Revenue, Water Agency Zones 40 & 41:
Series B, 4.158%**, 6/1/2039 (a)	10,000,000	9,613,800
Series A, 5.0%, 6/1/2026 (a)	11,435,000	11,867,700
Sacramento, CA, Electric Revenue, Municipal Utility District:
Series K, 5.75%, 7/1/2018 (a) (b)	5,170,000	5,873,482
Series G, 6.5%, 9/1/2013 (a)	1,270,000	1,402,613
Sacramento, CA, Other General Obligation Lease, City Financing Authority:
Series B, 5.0%, 11/1/2014	4,200,000	4,385,766
Series A, 5.4%, 11/1/2020 (a)	5,000,000	5,516,450
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	9,965,000	9,992,105
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (a)	2,685,000	1,824,780
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (a)	1,000,000	1,112,630
Series A, 6.0%, 9/1/2014 (a)	2,195,000	2,463,866
Series A, 6.0%, 9/1/2015 (a)	1,000,000	1,133,730
Salinas, CA, Other General Obligation Lease, Capital Improvement Projects, Series A, 5.625%, 10/1/2017	2,000,000	2,042,900
Salinas, CA, School District General Obligation, Series A, 5.375%, 6/1/2022 (a) (b)	2,700,000	2,933,496
San Bernardino, CA, County General Obligation, Medical Center Financing Project:
5.5%, 8/1/2017 (a)	3,965,000	4,295,721
6.0%, 8/1/2009 (a)	2,085,000	2,148,759
San Bernardino, CA, Other Revenue Lease:
Series A, 5.25%, 11/1/2013 (a)	3,115,000	3,348,033
Series A, 5.25%, 11/1/2014 (a)	2,330,000	2,507,406
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2014 (a)	1,010,000	765,388
Zero Coupon, 8/1/2016 (a)	1,000,000	686,940
Zero Coupon, 8/1/2017 (a)	1,000,000	651,610
Zero Coupon, 8/1/2019 (a)	1,100,000	644,259
San Diego CA, School District General Obligation, 5.25%, 7/1/2018 (a)	1,600,000	1,729,200
San Diego, CA, School District General Obligation, Election of 1998:
Series B, 6.0%, 7/1/2019 (a)	3,350,000	3,890,556
Series B, 6.05%, 7/1/2018 (a)	770,000	893,716
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue:
Prerefunded, 5.25%, 7/1/2016 (a)	845,000	895,244
5.25%, 7/1/2016 (a)	305,000	321,680
San Francisco, CA, Bay Area Rapid Transportation District, Election of 2004, Series B, 5.0%, 8/1/2027	5,085,000	5,276,094
San Francisco, CA, City & County Redevelopment Agency, Multi-Family Housing Revenue, Derek Silva Community, Series D, AMT, 4.01%*, 12/1/2019, Citibank NA (c)	795,000	795,000
San Joaquin Hills, CA, Transportation Corridor Agency:
ETM, Zero Coupon, 1/1/2010	1,500,000	1,374,495
ETM, Zero Coupon, 1/1/2014	3,680,000	2,865,395
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2015 (a)	12,065,000	8,932,202
Series A, Zero Coupon, 1/15/2016 (a)	3,485,000	2,458,772
Series A, Zero Coupon, 1/15/2017 (a)	3,965,000	2,653,854
Series A, Zero Coupon, 1/15/2018 (a)	2,640,000	1,677,535
Series A, Zero Coupon, 1/15/2019 (a)	3,185,000	1,911,573
San Jose, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2015 (a)	2,570,000	1,860,012
Series A, Zero Coupon, 8/1/2017 (a)	1,350,000	883,103
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (a)	1,680,000	1,967,028
San Ysidro, CA, School District General Obligation, 6.125%, 8/1/2021 (a)	1,400,000	1,583,008
Santa Ana, CA, Other General Obligation, Police Administration and Holding Facility, Series A, 6.25%, 7/1/2024 (a)	2,000,000	2,391,700
Santa Barbara, CA, High School District, Election 2000, Series B, 5.0%, 8/1/2029 (a)	6,430,000	6,605,539
Santa Clara County, CA, Hospital & Healthcare Revenue, Financing Authority, VMC Replacement Project, Series A, 7.75%, 11/15/2008 (a)	3,250,000	3,404,212
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017 (a)	1,005,000	1,114,947
5.5%, 9/1/2018 (a)	1,060,000	1,177,925
5.6%, 9/1/2019 (a)	1,115,000	1,251,777
5.6%, 9/1/2020 (a)	1,180,000	1,325,907
5.65%, 9/1/2024 (a)	1,445,000	1,638,196
5.65%, 9/1/2025 (a)	1,520,000	1,726,994
5.65%, 9/1/2026 (a)	1,605,000	1,826,859
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (a)	3,675,000	4,248,925
Series B, 7.25%, 8/1/2013 (a)	3,400,000	4,012,238
Santaluz, CA, Sales & Special Tax Revenue, Santaluz Community Facilities No. 2:
6.25%, 9/1/2021	1,995,000	2,005,753
6.375%, 9/1/2030	4,940,000	4,963,070
Southern California, Electric Revenue, Public Power Authority, Power Project, 6.75%, 7/1/2010	6,000,000	6,458,280
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,424,400
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, 5.75%, 7/1/2021	1,120,000	1,270,987
Series A, ETM, 5.75%, 7/1/2021	880,000	986,022
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (a)	3,600,000	1,795,068
Temple City, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2015 (a)	1,250,000	903,700
Ukiah, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2016 (a)	2,000,000	1,373,880
West Covina, CA, Sales & Special Tax Revenue, Fashion Plaza, 5.75%, 9/1/2009	595,000	606,918
		669,528,196
Puerto Rico 6.5%
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.25%, 7/1/2022	2,000,000	2,074,980
Puerto Rico, Electric Revenue, Electric Power Authority:
Series JJ, 5.375%, 7/1/2017 (a)	10,605,000	11,730,297
Series KK, 5.5%, 7/1/2016 (a)	10,000,000	11,141,800
Puerto Rico, Industrial Development Revenue, Industrial Tourist Educational, Medical & Environmental Central Facilities:
Series A, 5.625%, 7/1/2015 (a)	2,190,000	2,301,997
Series A, 5.625%, 7/1/2016 (a)	2,215,000	2,328,873
5.625%, 7/1/2017 (a)	2,345,000	2,466,213
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series A, ETM, 6.25%, 7/1/2013 (a)	1,000,000	1,130,110
Puerto Rico, Sales & Special Tax Revenue, Commonwealth Infrastructure Finance Authority, Series A, 5.5%, 10/1/2020	2,000,000	2,108,320
Puerto Rico, Sales & Special Tax Revenue, Highway & Transportation Authority:
Series Z, 6.0%, 7/1/2018 (a)	7,250,000	8,399,995
Series Z, 6.25%, 7/1/2014 (a)	1,000,000	1,145,200
Series A, 6.25%, 7/1/2016 (a)	750,000	877,837
Puerto Rico, State General Obligation:
5.5%, 7/1/2015 (a)	3,665,000	4,061,260
5.65%, 7/1/2015 (a)	1,000,000	1,100,500
6.5%, 7/1/2015 (a)	4,000,000	4,697,400
		55,564,782
Virgin Islands 0.9%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	7,500,000	8,185,950
Total Municipal Bonds and Notes (Cost $690,749,016)		733,278,928

Municipal Inverse Floating Rate Notes 30.6%
California 24.3%
Big Bear Lake, CA, Water Revenue, 6.0%, 4/1/2015 (a) (d)	3,400,000	3,783,129
Trust: Big Bear Lake, CA, Water & Sewer Revenue, RITES-PA 597A, Series B, 144A, 7.735%, 10/1/2010, Leverage Factor at purchase date: 2 to 1
Big Bear Lake, CA, Water Revenue, 6.0%, 4/1/2022 (a) (d)	13,500,000	15,660,473
Trust: Big Bear Lake, CA, Water & Sewer Revenue, RITES-PA 597B, Series A, 144A, 7.735%, 4/1/2015, Leverage Factor at purchase date: 2 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Series F, 5.0%, 4/1/2025 (d)	13,870,000	14,410,418
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-3,144A, 7.488%, 4/1/2014, Leverage Factor at purchase date: 4 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Series F, 5.0%, 4/1/2031 (d)	11,475,000	11,801,262
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962, 144A, 7.489%, 4/1/2014, Leverage Factor at purchase date: 4 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Series F, 5.0%, 4/1/2026 (d)	17,205,000	17,834,004
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-2, 144A, 7.491%, 4/1/2014, Leverage Factor at purchase date: 4 to 1
California, State Department Water Resource, Power Supply Revenue, Series A, 5.375%, 5/1/2018 (a) (d)	15,000,000	16,252,500
Trust: California, State Department Water Supply Revenue, Series 309, 144A, 6.515%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
California, State Economic Recovery, Series A, 5.0%, 7/1/2015 (a) (d)	15,300,000	16,333,362
Trust: California, State Economic Recovery, RITES-PA 1262, 144A, 5.72%, 1/1/2012, Leverage Factor at purchase date: 2 to 1
California, State General Obligation, 5.0%, 3/1/2027 (d)	10,000,000	10,162,700
Trust: California, UBS Municipal (CRVS), Various States, Series 2007-1031C, 144A, 8.24%, 6/1/2014,Leverage Factor at purchase date: 5 to 1
Long Beach, CA, Harbor Revenue, Series A, 6.0%, 5/15/2016 (a) (d)	8,430,000	9,451,842
Trust: Long Beach, CA, Sales & Special Tax Revenue, RITES-PA 651A, 144A, AMT, 7.745%, 11/15/2012, Leverage Factor at purchase date: 2 to 1
Long Beach, CA, Harbor Revenue, Series A, 6.0%, 5/15/2019(a) (d)	10,600,000	12,014,146
Trust: Long Beach, CA, Sales & Special Tax Revenue, RITES-PA 651B, 144A, AMT, 7.745%, 5/15/2015, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 5.25%, 7/1/2013 (a) (d)	6,250,000	6,752,094
Trust: Los Angeles, CA, Higher Education Revenue, Unified School District, RITES-PA 117, 144A, 6.22%, 1/1/2011, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2015 (a) (d)	6,340,000	6,998,789
Trust: Los Angeles, CA, School District General Obligation Lease, Unified School District, RITES-PA 589A, 144A, 7.735%, 7/1/2009, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2012 (a) (d)	2,970,000	3,319,510
Trust: Los Angeles, CA, School District General Obligation Lease, Unified School District, RITES-PA 589B, 144A, 7.735%, 7/1/2010, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2013 (a) (d)	5,820,000	6,570,780
Trust: Los Angeles, CA, School District General Obligation Lease, Unified School District, RITES-PA 589C, 144A, 7.735%, 7/1/2011, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2014 (a) (d)	7,120,000	8,128,192
Trust: Los Angeles, CA, School District General Obligation Lease, Unified School District, RITES-PA 589D, 144A, 7.735%, 1/1/2012, Leverage Factor at purchase date: 2 to 1
Rancho, CA, Water District Financing Authority Revenue, Series A, 5.0%, 8/1/2027 (a) (d)	14,100,000	14,582,394
Rancho, CA, Water District Financing Authority Revenue, Series A, 5.0%, 8/1/2029 (a) (d)	8,400,000	8,675,012
Trust: Rancho, CA, Water District Financing Authority Revenue, Series 1999, 144A, 7.49%, 8/1/2015, Leverage Factor at purchase date: 4 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT,Series 24A, 5.75%, 5/1/2012 (a) (d)	2,570,000	2,710,335
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662B, 144A, 7.235%, 5/1/2012, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 25, 5.75%, 5/1/2012 (a) (d)	2,890,000	3,047,808
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662H, 144A, 7.235%, 5/1/2012, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2013 (a) (d)	2,730,000	2,874,608
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662C, 144A, 7.235%, 5/1/2013, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT,Series 25, 5.75%, 5/1/2013 (a) (d)	3,070,000	3,232,618
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662I, 144A, 7.235%, 5/1/2013, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2014 (a) (d)	2,890,000	3,043,083
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662D, 144A, 7.235%, 5/1/2014, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2015 (a) (d)	3,060,000	3,208,425
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662E, 144A, 7.235%, 5/1/2015, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.875%, 5/1/2016 (a) (d)	3,250,000	3,417,798
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662F, 144A, 7.485%, 5/1/2016, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 6.0%, 5/1/2011 (a) (d)	2,160,000	2,295,043
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662A, 144A, 7.735%, 5/1/2011, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 25, 6.0%, 5/1/2011 (a) (d)	2,730,000	2,900,680
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662G, 144A, 7.735%, 5/1/2011, Leverage Factor at purchase date: 2 to 1
		209,461,005
Puerto Rico 6.3%
Puerto Rico, Electric Power Authority, Power Revenue, Series KK, 5.5%, 7/1/2015 (a) (d)	25,000,000	27,703,000
Trust: Puerto Rico, Electric Revenue, Electric Power Authority, RITES-PA 1044, 144A, 9.319%, 7/1/2012, Leverage Factor at purchase date: 4 to 1
Puerto Rico, Commonwealth, 6.0%, 7/1/2014 (a) (d)	10,000,000	11,302,850
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 620B, 144A, 7.785%, 7/1/2011, Leverage Factor at purchase date: 2 to 1
Puerto Rico, Commonwealth, Series A, 5.5%, 7/1/2020 (a) (d)	13,250,000	14,825,756
Trust: Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, RITES-PA 944B, 144A, 6.8%, 7/1/2016, Leverage Factor at purchase date: 2 to 1
		53,831,606
Total Municipal Inverse Floating Rate Notes (Cost $252,950,473)		263,292,611

Government & Agency Obligations 0.0%
US Treasury Bill, 4.1%***, 10/18/2007 (e) (Cost $350,120)	352,000	350,320
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $944,049,609)+	115.9	996,921,859
Other Assets and Liabilities, Net	(15.9)	(137,070,760)
Net Assets	100.0	859,851,099
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of August 31, 2007.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of August 31, 2007.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $943,427,922. At August 31, 2007, net unrealized appreciation for all securities based on tax cost was $53,493,937. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $56,382,461 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,888,524.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	5.8
Financial Guaranty Insurance Company	14.8
Financial Security Assurance, Inc.	13.9
MBIA Corporation	26.5
Radian Asset Assurance, Inc.	1.2
XL Capital Assurance, Inc.	1.2
(b) At August 31, 2007, this security has been pledged in whole or in part, as collateral for open interest rate swaps.
(c) Security incorporates a letter of credit from a major bank.
(d) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.
(e) At August 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

CRVS: Custodial Residual and Variable Securities

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At August 31, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	9/19/2007	390	41,954,283	42,698,906	(744,623)

At August 31, 2007, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
2/13/2008 2/13/2022	14,900,000[1]	Fixed — 5.62%	Floating — LIBOR	(390,235)
Counterparty: [1] Citigroup Global Markets, Inc.

LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2007
Assets
Investments in securities, at value (cost $944,049,609)	$ 996,921,859
Cash	79,318
Receivable for investments sold	280,000
Interest receivable	11,137,714
Receivable for Fund shares sold	1,036,466
Other assets	27,979
Total assets	1,009,483,336
Liabilities
Payable for floating rate notes issued	147,200,000
Dividends payable	387,269
Payable for daily variation margin on open futures contracts	36,562
Payable for Fund shares redeemed	828,609
Unrealized depreciation on interest rate swap contracts	390,235
Accrued management fee	409,120
Other accrued expenses and payables	380,442
Total liabilities	149,632,237
Net assets, at value	$ 859,851,099
Net Assets Consist of
Undistributed net investment income	435,133
Net unrealized appreciation (depreciation) on: Investments	52,872,250
Futures	(744,623)
Interest rate swaps	(390,235)
Accumulated net realized gain (loss)	2,208,340
Paid-in capital	805,470,234
Net assets, at value	$ 859,851,099

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($612,315,488 ÷ 83,272,930 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.35
Maximum offering price per share (100 ÷ 95.50 of $7.35)	$ 7.70

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,317,457 ÷ 721,818 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.37

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,173,077 ÷ 1,255,338 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.31
Class S Net Asset Value, offering and redemption price(a) per share ($233,045,077 ÷ 31,747,421 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.34
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2007
Investment Income
Income: Interest	$ 46,483,392
Expenses: Management fee	4,520,501
Distribution service fees	1,414,789
Services to shareholders	431,904
Custodian fee	25,556
Auditing	55,685
Legal	48,213
Trustees' fees and expenses	37,715
Reports to shareholders	74,464
Registration fees	52,797
Interest expense and fees on floating rate notes	4,036,370
Other	78,624
Total expenses before expense reductions	10,776,618
Expense reductions	(37,449)
Total expenses after expense reductions	10,739,169
Net investment income (loss)	35,744,223
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,060,560
Interest rate swaps	(1,053,027)
3,007,533
Change in net unrealized appreciation (depreciation) on: Investments	(23,452,900)
Futures	(744,623)
Interest rate swaps	1,519,647
(22,677,876)
Net gain (loss)	(19,670,343)
Net increase (decrease) in net assets resulting from operations	$ 16,073,880

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended August 31, 2007
Cash Flows from Operating Activities:
Investment income received*	$ 41,933,517
Payment of operating expenses	(6,754,262)
Payment of interest expense	(4,036,370)
Proceeds from sales and maturities of investments	319,564,920
Purchases of investments	(360,647,154)
Purchases of short-term investments	(349,438)
Net receipt (payment) on futures contracts	(708,061)
Cash provided (used) by operating activities	$ (10,996,848)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 97,706,622
Cost of shares redeemed	(121,958,295)
Distributions paid (net of reinvestment of distributions)	(14,161,482)
Increase (decrease) in payable for floating rate notes issued	49,665,000
Cash provided (used) by financing activities	11,251,845
Increase (decrease) in cash	254,997
Cash overdraft at beginning of period	(175,679)
Cash at end of period	$ 79,318
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 16,073,880
Net (increase) decrease in cost of investments	(48,016,394)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	23,452,900
(Increase) decrease in receivable for investments sold	(280,000)
(Increase) decrease in interest receivable	(692,654)
(Increase) decrease in other assets	(32)
Increase (decrease) in payable for daily variation margin on open futures contracts	36,562
Increase (decrease) in depreciation on swap contracts	(1,519,647)
Increase (decrease) in other accrued expenses and payables	(51,463)
Cash provided (used) by operating activities	$ (10,996,848)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 21,536,913
* Significant non-cash activity from market discount accretion and premium amortization in the net amount of $3,857,221 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2007	2006
Operations: Net investment income	$ 35,744,223	$ 38,219,039
Net realized gain (loss)	3,007,533	9,092,032
Change in net unrealized appreciation (depreciation)	(22,677,876)	(18,279,182)
Net increase (decrease) in net assets resulting from operations	16,073,880	29,031,889
Distributions to shareholders from: Net investment income: Class A	(24,468,990)	(25,888,003)
Class B	(221,207)	(330,396)
Class C	(309,457)	(314,972)
Class S	(10,561,403)	(11,543,973)
Net realized gains: Class A	(79,656)	—
Class B	(918)	—
Class C	(1,206)	—
Class S	(33,340)	—
Fund share transactions: Proceeds from shares sold	98,280,639	80,396,051
Reinvestment of distributions	21,536,913	23,917,415
Cost of shares redeemed	(122,220,314)	(121,519,684)
Redemption fees	613	181
Net increase (decrease) in net assets from Fund share transactions	(2,402,149)	(17,206,037)
Increase (decrease) in net assets	(22,004,446)	(26,251,492)
Net assets at beginning of period	881,855,545	908,107,037
Net assets at end of period (including undistributed net investment income of $435,133 and $429,092, respectively)	$ 859,851,099	$ 881,855,545

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 7.53	$ 7.61	$ 7.57	$ 7.42	$ 7.66
Income (loss) from investment operations: Net investment income[a]	.31	.32	.33	.33	.34
Net realized and unrealized gain (loss)	(.18)	(.08)	.04	.15	(.24)
Total from investment operations	.13	.24	.37	.48	.10
Less distributions from: Net investment income	(.31)	(.32)	(.33)	(.33)	(.34)
Net realized gains	(.00)*	—	—	—	—
Total distributions	(.31)	(.32)	(.33)	(.33)	(.34)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 7.35	$ 7.53	$ 7.61	$ 7.57	$ 7.42
Total Return (%)[b]	1.71	3.27	5.01	6.59	1.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	612	613	617	652	677
Ratio of expenses (including interest expense) (%)[c]	1.31	1.32	1.10	.94	.93
Ratio of expenses (excluding interest expense) (%)	.83	.83	.83	.81	.79
Ratio of net investment income (%)	4.14	4.30	4.34	4.42	4.40
Portfolio turnover rate (%)	37	32	23	25	33
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 7.54	$ 7.62	$ 7.58	$ 7.43	$ 7.67
Income (loss) from investment operations: Net investment income[a]	.26	.27	.28	.28	.27
Net realized and unrealized gain (loss)	(.18)	(.08)	.04	.15	(.24)
Total from investment operations	.08	.19	.32	.43	.03
Less distributions from: Net investment income	(.25)	(.27)	(.28)	(.28)	(.27)
Net realized gains	(.00)*	—	—	—	—
Total distributions	(.25)	(.27)	(.28)	(.28)	(.27)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 7.37	$ 7.54	$ 7.62	$ 7.58	$ 7.43
Total Return (%)[b]	1.10[c]	2.57[c]	4.17[c]	5.94[c]	.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	8	10	16	24
Ratio of expenses before expense reductions (including interest expense) (%)[d]	2.11	2.20	1.96	1.76	1.79
Ratio of expenses after expense reductions (including interest expense) (%)[d]	2.04	2.00	1.78	1.65	1.79
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.57	1.51	1.51	1.52	1.65
Ratio of net investment income (%)	3.40	3.61	3.66	3.71	3.54
Portfolio turnover rate (%)	37	32	23	25	33
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 7.48	$ 7.56	$ 7.52	$ 7.37	$ 7.62
Income (loss) from investment operations: Net investment income[a]	.26	.26	.27	.28	.27
Net realized and unrealized gain (loss)	(.18)	(.08)	.04	.14	(.25)
Total from investment operations	.08	.18	.31	.42	.02
Less distributions from: Net investment income	(.25)	(.26)	(.27)	(.27)	(.27)
Net realized gain	(.00)*	—	—	—	—
Total distributions	(.25)	(.26)	(.27)	(.27)	(.27)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 7.31	$ 7.48	$ 7.56	$ 7.52	$ 7.37
Total Return (%)[b]	1.05[c]	2.52[c]	4.26[c]	5.82[c]	.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9	9	8	8
Ratio of expenses before expense reductions (including interest expense) (%)[d]	2.09	2.12	1.91	1.73	1.83
Ratio of expenses after expense reductions (including interest expense) (%)[d]	2.09	2.04	1.82	1.69	1.83
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.61	1.55	1.55	1.56	1.69
Ratio of net investment income (%)	3.35	3.57	3.62	3.67	3.50
Portfolio turnover rate (%)	37	32	23	25	33
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 7.52	$ 7.59	$ 7.56	$ 7.42	$ 7.66
Income (loss) from investment operations: Net investment income[a]	.33	.33	.34	.35	.35
Net realized and unrealized gain (loss)	(.19)	(.06)	.04	.15	(.24)
Total from investment operations	.14	.27	.38	.50	.11
Less distributions from: Net investment income	(.32)	(.34)	(.35)	(.36)	(.35)
Net realized gains	(.00)*	—	—	—	—
Total distributions	(.32)	(.34)	(.35)	(.36)	(.35)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 7.34	$ 7.52	$ 7.59	$ 7.56	$ 7.42
Total Return (%)	1.92	3.63	5.10	6.81	1.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	233	251	272	281	298
Ratio of expenses (including interest expense) (%)[b]	1.10	1.10	.89	.74	.82
Ratio of expenses (excluding interest expense) (%)	.62	.61	.62	.61	.68
Ratio of net investment income (loss) (%)	4.35	4.51	4.55	4.62	4.51
Portfolio turnover rate (%)	37	32	23	25	33
[a] Based on average shares outstanding during the period.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS California Tax-Free Income Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid quotation or evaluated price, as applicable, obtained from a broker dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended August 31, 2007 was approximately $103,332,000, with a weighted average interest rate of 3.88%.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate or fixed income market changes and for duration management, risk management or return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2007 the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 829,684
Undistributed net long-term capital gains	$ 2,105,446
Net unrealized appreciation on investments	$ 53,493,937

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2007	2006
Distributions from tax-exempt income	$ 35,561,057	$ 38,077,344
Distributions from long-term capital gains	$115,120	—

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at August 31, 2007.

B. Purchases and Sales of Securities

During the year ended August 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $360,647,123 and $320,897,974, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

The Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.55%
Next $750 million of such net assets	.52%
Next $1.5 billion of such net assets	.50%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.45%
Next $2.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Over $12.5 billion of such net assets	.40%

For the period from September 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain operating expenses of certain classes as follows:

Class B	1.51%
Class C	1.55%

For the period from October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to maintain operating expenses at 1.61% for Class B shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Effective February 1, 2007 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain operating expenses of certain classes as follows:

Class C	1.63%
Class S	.63%

Accordingly, for the year ended August 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2007
Class A	$ 166,827	$ —	$ 31,116
Class B	3,142	3,142	—
Class C	2,789	525	605
Class S	67,396	—	15,812
	$ 240,154	$ 3,667	$ 47,533

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2007
Class B	$ 49,271	$ 3,719
Class C	69,653	5,535
	$ 118,924	$ 9,254

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2007	Annual Effective Rate
Class A	$ 1,256,451	$ —	$ 134,553.21%
Class B	16,340	1,127	311.23%
Class C	23,074	—	388.25%
	$ 1,295,865	$ 1,127	$ 135,252

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2007 aggregated $24,803.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2007, the CDSC for Class B and C shares was $20,007 and $2,945, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2007, DWS-SDI received $4,144 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $36,804, of which $11,974 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

D. Fee Reductions

For the year ended August 31, 2007, the Advisor agreed to reimburse the Fund $10,951, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2007, the Fund's custodian fees were reduced by $583 and $21,121, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,662,696	$ 85,856,167	9,653,587	$ 71,828,492
Class B	94,290	704,999	32,057	239,417
Class C	224,828	1,672,454	146,291	1,093,640
Class S	1,345,205	10,047,019	968,629	7,234,502
		$ 98,280,639		$ 80,396,051
Shares issued to shareholders in reinvestment of distributions
Class A	1,903,397	$ 14,204,545	2,125,372	$ 15,894,642
Class B	18,686	139,817	28,568	214,074
Class C	27,532	204,095	26,805	199,211
Class S	937,920	6,988,456	1,019,468	7,609,488
		$ 21,536,913		$ 23,917,415
Shares redeemed
Class A	(11,773,245)	$ (87,600,190)	(11,438,434)	$ (85,412,261)
Class B	(459,696)	(3,442,477)	(337,873)	(2,527,805)
Class C	(217,457)	(1,612,258)	(156,377)	(1,165,384)
Class S	(3,969,652)	(29,565,389)	(4,338,193)	(32,414,234)
		$ (122,220,314)		$ (121,519,684)
Redemption fees		$ 613		$ 181
Net increase (decrease)
Class A	1,792,848	$ 12,461,036	340,525	$ 2,310,912
Class B	(346,720)	(2,597,661)	(277,248)	(2,074,274)
Class C	34,903	264,291	16,719	127,467
Class S	(1,686,527)	(12,529,815)	(2,350,096)	(17,570,142)
		$ (2,402,149)		$ (17,206,037)

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Income Series and Shareholders of DWS California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the DWS California Tax-Free Income Fund (the "Fund"), one of the series of the DWS State Tax-Free Income Series (the "Trust"), as of August 31, 2007, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation, Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the DWS California Tax-Free Income Fund, a series of the DWS State Tax-Free Income Series, at August 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 19, 2007

Tax Information (Unaudited)

The Fund paid distributions of $.001 per share from net long-term capital gains during its year ended August 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,319,000 as capital gain dividends for its year ended August 31, 2007, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2007, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	57
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	57
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	57
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	57
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	57
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	57
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		57
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	60
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)
n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
n/a
1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KCTAX	KCTBX	KCTCX	SDCSX
CUSIP Number	23337H-108	23337H-207	23337H-306	23337H-405
Fund Number	9	209	309	2409

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2007, DWS California Tax-Free Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CALIFORNIA TAX FREE INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended August 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$48,880	$0	$6,665	$0
2006	$46,972	$0	$6,367	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$182,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$6,665	$486,614	$1,519,326	$2,012,605
2006	$6,367	$316,254	$510,763	$833,384

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and is in the process of terminating the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 29, 2007